As Filed with the Securities and Exchange Commission on July 19, 2006

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2006 (July 13, 2006)

MONSANTO COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16167	43-1878297
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 North Lindbergh Boulevard

St. Louis, Missouri 63167

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (314) 694-1000

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 13, 2006, Monsanto International S.À.R.L. (the “Borrower”), a wholly owned subsidiary of Monsanto Company ("the Company"), and the Company, as Guarantor, entered into a €200,000,000 Three-Year Credit Agreement (the "Credit Agreement") with certain lender parties thereto, including ABN AMRO BANK N.V., the administrative agent, and KBC Bank NV, the syndication agent. ABN AMRO Bank N.V. and KBC Bank NV also serve as joint mandated lead arrangers and joint bookrunners.

Under the terms of the Credit Agreement, the Borrower may borrow up to €200,000,000 to finance the payment of dividends and working capital requirements. On July 13, 2006, the Borrower gave notice that it would borrow the entire €200,000,000 on July 18, 2006. Borrowings under the Credit Agreement are fully and unconditionally guaranteed by the Company, and bear interest at a rate based on a Euribor Rate, as defined in the Credit Agreement. The Credit Agreement contains affirmative, negative and financial covenants customary for such financings, including, among other things, limits on the incurrence of debt by the Company, limitations on liens on the assets of the Borrower or the Company, and limitations on mergers and consolidations. The Credit Agreement also contains customary representations and warranties. Breaches of the covenants, representations or warranties may be grounds for termination. Other events of default include the Borrower’s or the Company's failure to pay certain debt, the acceleration of certain debt of the Borrower or the Company, certain insolvency, bankruptcy or ERISA events, unpaid judgments over a specified amount, or a change in control of the Company as specified in the Credit Agreement. The covenants, representations, warranties and other events of default with respect to the Company are identical to those in the Company's existing $1 billon five-year revolving credit agreement, dated as of June 4, 2004. The Credit Agreement expires on July 13, 2009.

In addition to the Credit Agreement, the Company maintains other commercial and investment banking relationships with the lenders and their affiliates.

A copy of the Credit Agreement is filed as Exhibit 10.15 hereto and is incorporated by reference herein. The description of the Credit Agreement above is qualified in its entirety by reference to the full text of the Credit Agreement.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in Item 1.01 of this is hereby incorporated into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits. The following document is filed as an exhibit to this report:

Exhibit 10.15	€200,000,000 Three-Year Credit Agreement, dated as of July 13, 2006

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2006

MONSANTO COMPANY

By:         /s/ Sonya M. Davis

Name: Sonya M. Davis

Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.15	€200,000,000 Three-Year Credit Agreement, dated as of July 13, 2006

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